UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of report : February 13, 2004
                          ----------------------------
                        (Date of earliest event reported)

                           DAYTON SUPERIOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            Ohio                        1-11781                 31-0676346
    --------------------        ----------------------     --------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)



           7777 Washington Village Dr., Suite 130, Dayton, Ohio 45459
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               (Address of Principal Executive Offices) (Zip Code)

                                 (937) 428-6360
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE.

On February 13, 2004, Dayton Superior Corporation announced its offer to exchange up to $165.0 million in aggregate principal amount of its 10-3/4% Series B Senior Second Secured Notes due 2008, which have been registered under the Securities Act of 1933, as amended, for its outstanding unregistered 10-3/4% Series A Senior Second Secured Notes due 2008. A copy of the company's press release is attached to this Report as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DAYTON SUPERIOR CORPORATION




                          By:      /s/ Edward J. Puisis
                                   -----------------------------------
                                   Name:    Edward J. Puisis
                                   Title:   Vice President and Chief Financial
                                               Officer

Date: February 13, 2004